SUPPLEMENT DATED DECEMBER 18, 2012
TO THE PROSPECTUS FOR
PRINCIPAL VARIABLE UNIVERSAL LIFE INCOME III
DATED MAY 1, 2012

This supplement updates information in the prospectus dated May 1, 2012, for the variable life insurance policy referenced above (the “Policy”), which is issued by Principal National Life Insurance Company.
This supplement should be read in its entirety and kept together with your prospectus for future reference.
Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

TABLE OF SEPARATE ACCOUNT DIVISIONS

AllianceBernstein Small Cap Growth Division

Effective February 1, 2013, this Division will be closed as an investment option to Policies with a Policy
Date that is dated on or after that date. If You own a Policy with a Policy Date that is dated prior to that date, You may continue to allocate Net Premiums to this Division in accordance with your Policy’s prospectus.